Restricted Net Assets	12 Months Ended
Dec. 31, 2021
Restricted Net Assets
Restricted Net Assets

21.Restricted Net Assets

Relevant PRC laws and regulations permit PRC companies to pay dividends only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. Additionally, the Company’s PRC subsidiaries, VIEs and subsidiaries of VIEs can only distribute dividends upon approval of the shareholders after they have met the PRC requirements for appropriation to the general reserve fund and the statutory surplus fund respectively. The general reserve fund and the statutory surplus fund require that annual appropriations of 10% of net after-tax income should be set aside prior to payment of any dividends. As a result of these and other restrictions under PRC laws and regulations, the PRC subsidiaries, VIEs and subsidiaries of VIEs are restricted in their ability to transfer a portion of their net assets to the Company either in the form of dividends, loans or advances, which restricted portion amounted to approximately RMB212.5 million and RMB164.1 million as of December 31, 2020 and 2021 respectively including the paid-in capital, additional paid-in capital and the statutory reserves of the Company’s PRC subsidiaries, VIEs and subsidiaries of VIEs. Even though the Company currently does not require any such dividends, loans or advances from the PRC subsidiaries, VIEs and subsidiaries of VIEs for working capital and other funding purposes, the Company may in the future require additional cash resources from its PRC subsidiaries, VIEs and subsidiaries of VIEs due to changes in business conditions, to fund future acquisitions and developments, or merely declare and pay dividends to or distributions to the Company's shareholders.